Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marwynn Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yin Yan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 22, 2025

By:	/s/ Yin Yan
Name:	Yin Yan
Title:	Chief Executive Officer (Principal Executive Officer)